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________________________________________________________________________________
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):    July 10, 1998

                           _________________________


                            AMERICAN SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)

                 Georgia                 0-12456        58-1098795
      (State or other jurisdiction of    (Commission    (I.R.S.Employer
      incorporation or organization)     File Number)   Identification No.)


                        470 East Paces Ferry Road, N.E.
                            Atlanta, Georgia 30305
         (Address of principal executive offices, including Zip Code)


                                 404/261-4381
             (Registrant's telephone number, including area code)

                                Not Applicable
        (Former name or former address, if changed since last report.)



                            Exhibit Index on Page 3
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Item 5.   Other Events.
          ------------

     See attached Exhibit 99.1 for a copy of a press release announcing the acquisition of a majority of ownership interest in New Generation Computing, Inc., a Florida corporation.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

               (c) Exhibit:
                   -------

          99.1 Press Release dated July 13, 1998.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN SOFTWARE, INC.
                                         (Registrant)

               Date: July 14, 1998       By: /s/ Vincent C. Klinges
                                             -------------------------------


                                         Name and Title: Vincent C. Klinges,
                                         Principal Accounting Officer and Acting
                                         Principal Financial Officer

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                                 EXHIBIT INDEX



     Description                                          Page
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99.1 Press Release dated July 13, 1998.                    4

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